UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 20, 2004

BioVeris Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-50583 (Commission File Number)	80-0076765 (IRS Employer Identification No.)

16020 INDUSTRIAL DRIVE, GAITHERSBURG, MD 20877

(Address of principal executive offices) (Zip Code)

301-869-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 19, 2004 the Company hosted a conference call and slide presentation immediately following the conclusion of its Annual Meeting of Shareholders. A copy of the slide presentation is attached hereto as Exhibit 99.1

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Slides presented at the Annual Meeting of Shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934‚ the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVeris Corporation
Date: October 20, 2004 /s/George V. Migausky
Name: George V. Migausky
Title: Vice President of Finance and
Chief Financial Officer

    EXHIBIT INDEX

    Exhibit 99.1        Slides presented at the Annual Meeting of Shareholders.